As filed with the Securities and Exchange Commission on July 22, 2004

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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 7, 2004



                            PHANTOM FIBER CORPORATION

             (Exact name of registrant as specified in its charter)

         Delaware                  001-15627                  04-2451506
  (State of incorporation    (Commission File Number)      (I.R.S. Employer
     or organization)                                      Identification No.)

      144 Front Street, Suite 580
        Toronto, Ontario CANADA                         M5J 2L7

(Address of principal executive offices)               (Zip Code)

               Registrant's telephone number, including area code:

                                 (416) 703-4007

Item 1.  Changes in Control of Registrant.

      On July 7, 2004, pursuant to a Share Exchange Agreement (the "Share Exchange Agreement") entered into as of April 21, 2004, Pivotal Self-Service Technologies Inc., a Delaware corporation ("Pivotal" or the "Company"), completed the acquisition (the "Acquisition") of Phantom Fiber Corporation, a Canadian corporation ("Phantom Fiber"), and its wholly owned subsidiary, Phantom Fiber Inc. A copy of the Share Exchange Agreement is attached as an exhibit hereto.

      In the Acquisition, Pivotal issued 137,410,735 shares of its common stock to the shareholders of Phantom Fiber and 30,000,000 shares of its common stock and warrants to purchase 15,000,000 shares of its common stock to debenture holders of Phantom Fiber in exchange for all of the issued and outstanding shares of capital stock of Phantom Fiber and subordinated convertible debentures of Phantom Fiber. As a result of the Acquisition, the Company underwent a change of control.

      The shareholders and debenture holders of Phantom Fiber now hold approximately 67 percent of the Company's post-Acquisition outstanding capital stock.

      In connection with the Acquisition, Pivotal's former directors, John Simmonds and Brian Usher-Jones resigned their positions. Pivotal's former officers, Mr. Simmonds, Gary Hokkanen and Carrie Weiler, the Company's Chief Executive Officer, Chief Financial Officer and Secretary, respectively, have also resigned. The Company's new directors are Jeffrey Halloran, Stephen Gesner, Gordon Fowler and Graham Simmonds, who will serve as the directors until their successors are elected and qualified. Mr. Halloran is also the Company's new Chief Executive Officer and Vince Bulbrook is the Company's new Chief Financial Officer and Secretary. The Company's officers will serve until their successors are appointed and qualified.

Item 2. Acquisition or Disposition of Assets.

      In the Acquisition, the Company acquired all of the issued and outstanding shares of capital stock of Phantom Fiber. Phantom Fiber is now a wholly owned subsidiary of the Company.

Item 5. Other Events and Regulation FD Disclosure.

      In connection with the Acquisition, the Company changed its name from "Pivotal Self-Service Technologies Inc." to "Phantom Fiber Corporation." The Company also changed its OTC Bulletin Board ticker symbol from "PVSS" to "PHMF."

Item 7. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

      To be filed by amendment within the time period specified in Item 7(a)(4) of Form 8-K.

(b) Pro Forma Financial Information.

      To be filed by amendment within the time period specified in Item 7(a)(4) of Form 8-K.

(c) Exhibits.

      2.1 Share Exchange Agreement, dated as of April 21, 2004, by and among Pivotal Self-Service Technologies Inc., certain shareholders and Phantom Fiber Corporation.

      99.1 Press Release of Pivotal Self-Service Technologies Inc., dated July 8, 2004, concerning acquisition of Phantom Fiber Corporation.

      99.2 Press Release of Phantom Fiber Corporation, dated July 21, 2004, concerning change of its OTCBB Ticker Symbol.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                    PHANTOM FIBER CORPORATION
                                          (Registrant)

Date: July 22, 2004                 By: /s/ Vince Bulbrook
                                       ------------------------------------
                                    Name:  Vince Bulbrook
                                    Title: Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No. 2.1   Share Exchange Agreement, dated as of April 21, 2004, by and among Pivotal Self-Service Technologies Inc., certain shareholders and Phantom Fiber Corporation.

Exhibit No. 99.1  Press Release of Pivotal Self-Service Technologies Inc., dated
                  July 8, 2004, concerning acquisition of Phantom Fiber Corporation.

Exhibit No. 99.2  Press Release of Phantom Fiber Corporation, dated July 21,
                  2004, concerning change of its OTCBB Ticker Symbol.